Exhibit 24(b)



                      CONSENT OF PREDECESSOR INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report (dated February 10, 1992) included in this Form 10-K, into the Company's previously filed Registration
Statements File Nos. 33-21900, 33-34205, and 33-35354.



                                             ARTHUR ANDERSEN & CO.


New York, New York,
March 29, 1994.